Vanguard Long-Term Investment-Grade Fund

Supplement to the Prospectus and Summary Prospectus Dated May 26, 2016

Important Change to Vanguard Long-Term Investment-Grade Fund

Effective June 30, 2016, Lucius T. Hill, III, retired from Wellington Management Company LLP (Wellington Management) and no longer serves as a portfolio manager for the portion of Vanguard Long-Term Investment-Grade Fund managed by Wellington Management.

Scott I. St. John, who served as a portfolio manager with Mr. Hill, is now the sole portfolio manager of the Wellington Management portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Scott I. St. John, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2014.

Gregory S. Nassour, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2013.

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Prospectus Text Changes

Under the heading Investment Advisors in the description of the managers primarily responsible for the day-to-day management of the Funds, references to Lucius T. Hill, III, are removed, and the following replaces similar text for Scott I. St. John:

Scott I. St. John, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1995, has been with Wellington Management since 2003, and has managed a portion of the Long-Term Investment-Grade Fund since 2014. Education: B.S., Cornell University; M.B.A., University of Rochester.

CFA® is a registered trademark owned by CFA Institute.

© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 28A 062016

Vanguard Fixed Income Securities Funds

Supplement to the Statement of Additional Information Dated May 26, 2016

Important Changes to Vanguard Long-Term Investment-Grade Fund

Effective June 30, 2016, Lucius T. Hill, III, retired from Wellington Management Company LLP (Wellington Management) and no longer serves as a portfolio manager for the portion of Vanguard Long-Term Investment-Grade Fund managed by Wellington Management.

Scott I. St. John, who served as a portfolio manager with Mr. Hill, is now the sole portfolio manager of the Wellington Management portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

In the Investment Advisory Services section, all references to Mr. Hill are removed.

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 028B 062016